                                  Ex-99.23.q
                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, THE TIMOTHY PLAN, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

    NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, and in its office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

IN WITNESS WHEREOF, the Trust has caused its name to be subscribed hereto by the President this 27 day of April, 2001.

ATTEST:                                 THE TIMOTHY PLAN



By: ____/s/_______________      By: ____/s/________________
Joseph E. Boatwright, Secretary      Arthur D. Ally, President


STATE OF FLORIDA  )
                  )  ss:
COUNTY OF ORANGE  )

  Before me, a Notary Public, in and for said county and state, personally appeared Arthur D. Ally, President and Joseph E. Boatwright, Secretary, who represented that they are duly authorized in the premises, and who are known to me to be the persons described in and who executed the foregoing instrument, and they duly acknowledged to me that they executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                           _/s/ Terry  Covert________________
                                           Notary Public


                                           My commission expires: May 11, 2003

                                  CERTIFICATE
                                  -----------



  The undersigned, Secretary of The Timothy Plan, hereby certifies that the following resolution was duly adopted by a majority of the Board of Trustees at a meeting held April 27, 2001, and is in full force and effect:

     "WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended;

     NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R.
          CUMMINS and DONALD S. MENDELSOHN, and each of them, its attorneys for it and in its name, place and stead, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as it might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof."



Dated:  4-27, 2001                       ____/s/_______________________
                                                Joseph E. Boatwright, Secretary
                                                The Timothy Plan

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is the President, Treasurer and a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April , 2001.


                                              _/s/______________________
                                              Arthur D. Ally
                                              President, Ttreasurer and Trustee


STATE OF FLORIDA   )
                       )  ss:
COUNTY OF ORANGE       )

  Before me, a Notary Public, in and for said county and state, personally appeared Arthur D. Ally, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is the Secretary and a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2001.


                                               _/s/___________________________
                                               Joseph E. Boatwright
                                               Secretary and Trustee

STATE OF FLORIDA   )
                       )  ss:
COUNTY OF ORANGE       )

  Before me, a Notary Public, in and for said county and state, personally appeared Joseph E. Boatwright, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27 day of April, 2001.


                                                      _/s/____________________
                                                      Wesley W. Pennington
                                                      Treasurer and Trustee


STATE OF FLORIDA   )
                       )  ss:
COUNTY OF ORANGE       )

  Before me, a Notary Public, in and for said county and state, personally appeared Wesley W. Pennington, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2001.


                                                _/s/__________________________
                                                Matthew D. Staver, Trustee


STATE OF FLORIDA     )
                         )  ss:
COUNTY OF ORANGE         )

  Before me, a Notary Public, in and for said county and state, personally appeared Matthew D. Staver, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27 day of April, 2001.


                                                     _/s/_____________________
                                                     Charles E. Nelson, Trustee


STATE OF FLORIDA    )
                        )  ss:
COUNTY OF ORANGE        )

  Before me, a Notary Public, in and for said county and state, personally appeared Charles E. Nelson, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003

                               POWER OF ATTORNEY
                               -----------------


  KNOW ALL MEN BY THESE PRESENTS:

  WHEREAS, The Timothy Plan, a business trust organized under the laws of the State of Delaware (hereinafter referred to as the "Trust"), periodically files amendments to its Registration Statement with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 and the Investment Company Act of 1940, as amended; and

  WHEREAS, the undersigned is a Trustee of the Trust;

  NOW, THEREFORE, the undersigned hereby constitutes and appoints JAMES R. CUMMINS and DONALD S. MENDELSOHN, and each of them, his attorneys for him and in his name, place and stead, and in his office and capacity in the Trust, to execute and file any Amendment or Amendments to the Trust's Registration Statement, hereby giving and granting to said attorneys full power and authority to do and perform all and every act and thing whatsoever requisite and necessary to be done in and about the premises as fully to all intents and purposes as he might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorneys may or shall lawfully do or cause to be done by virtue hereof.

  IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 27th day of April, 2001.


                                                   _/s/_______________________
                                                   Mark A. Minnella, Trustee


STATE OF FLORIDA    )
                        )  ss:
COUNTY OF ORANGE        )

  Before me, a Notary Public, in and for said county and state, personally appeared Mark A. Minnella, known to me to be the person described in and who executed the foregoing instrument, and who acknowledged to me that he executed and delivered the same for the purposes therein expressed.

  WITNESS my hand and official seal this 27th day of April, 2001.


                                            _/s/ Terry  Covert________________
                                            Notary Public


                                            My commission expires: May 11, 2003